a)

LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation
AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122
Servicing Criteria to be Addressed in Assessment of Compliance" (the "Servicing
Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable
Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through
December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting
Party used the criteria set forth by the Securities and Exchange Commission in paragraph
(d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria
1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the
Servicing Criteria as of December 31, 2006 and for the Reporting Period. The asset-
backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association

By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing Criteria
Applicable to
LaSalle Bank
National Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposit ed into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
(D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Re porting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
X
agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of
Pool Assets serviced by the related Servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related
Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific
Transactions
Nominal Trustee Transactions
Custodian Only
Transactions
Paying Agent
Only
Transactions
ACE Series 2006-GP1 Bear Stearns Series 2006-PWR11 Basic Asset Backed 2006-1 Washington
Mutual Series
2006-AR2
Banc of America Comm.
Mtge Series 2006-2
Bear Stearns Series 2006-PWR12 Credit Suisse AB Series
2006-1
Washington
Mutual Series
2006-AR6
Banc of America Comm.
Mtge Series 2006-5
Bear Stearns Series 2006-PWR13 Credit Suisse AB Series
2006-2
Washington
Mutual Series
2006-AR7
Bear Stearns Series 2006-
AQ1
Bear Stearns Series 2006-PWR14 Credit Suisse AB Series
2006-3
Washington
Mutual Series
2006-AR8
Bear Stearns Series 2006-
EC1
Bear Stearns Series 2006-TOP22 Credit Suisse AB Series
2006-4
Washington
Mutual Series
2006-AR9
Bear Stearns Series 2006-
EC2
Bear Stearns Series 2006-TOP24 Credit Suisse ARMT Series
2006-1
Washington
Mutual Series
2006-AR10
Bear Stearns Series 2006-
HE1
GSAA Home Equity Trust 2006-14 Credit Suisse ARMT Series
2006-2
Washington
Mutual Series
2006-AR11
Bear Stearns Series 2006-
HE2
GSAMP Series 2006-HE3 Credit Suisse ARMT Series
2006-3
Washington
Mutual Series
2006-AR12
Bear Stearns Series 2006-
HE3
GSAMP Series 2006-HE4 Credit Suisse HEMT Series
2006-1
Washington
Mutual Series
2006-AR13
Bear Stearns Series 2006-
HE4
GSAMP Series 2006-HE5 Credit Suisse HEMT Series
2006-2
Washington
Mutual Series
2006-AR14
Bear Stearns Series 2006-
HE5
GSAMP Series 2006-HE6 Credit Suisse HEMT Series
2006-3
Washington
Mutual Series
2006-AR15
Bear Stearns Series 2006-
HE6
GSAMP Series 2006-HE7 Credit Suisse HEMT Series
2006-4
Washington
Mutual Series
2006-AR16
Bear Stearns Series 2006-
HE7
GSAMP Series 2006-HE8 Credit Suisse HEMT Series
2006-5
Washington
Mutual Series
2006-AR17
Bear Stearns Series 2006-
HE8
JP Morgan Series 2006-LDP9 Credit Suisse HEMT Series
2006-6
Washington
Mutual Series
2006-AR18
Bear Stearns Series 2006-
HE9
Morgan Stanley Series 2006-TOP21 Credit Suisse Series 2006-1 Washington
Mutual Series
2006-AR19
Bear Stearns Series 2006-
HE10
Morgan Stanley Series 2006-TOP23 Credit Suisse Series 2006-2 Washington
Mutual Series
2006-HE1
Bear Stearns Series 2006-
PC1
Morgan Stanley Capital I Series 2006-
HQ10
Credit Suisse Series 2006-3 Washington
Mutual Series
2006-HE2
Bear Stearns ABS Series
2006-1
Morgan Stanley Mtg Loan Trust Series
2006-16ARX
Credit Suisse Series 2006-4 Washington
Mutual Series
2006-HE3
Bear Stearns Mortgage
Funding Series 2006-SL1
Morgan Stanley Mtg Loan Trust Series
2006-1AR
Credit Suisse Series 2006-5 Washington
Mutual Series
2006-HE4
Bear Stearns Mortgage
Funding Series 2006-SL2
Morgan Stanley Mtg Loan Trust Series
2006-3AR
Credit Suisse Series 2006-6 Washington
Mutual Series
2006-HE5
Bear Stearns Mortgage
Funding Series 2006-SL3
Morgan Stanley Mtg Loan Trust Series
2006-5AR
Credit Suisse Series 2006-7 Washington
Mutual
WMALT 2006-
AR1
Bear Stearns Mortgage
Funding Series 2006-SL4
Morgan Stanley Mtg Loan Trust Series
2006-6AR
Credit Suisse Series 2006-8 Washington
Mutual
WMALT 2006-
AR2
Bear Stearns Mortgage
Funding Series 2006-SL5
Morgan Stanley Mtg Loan Trust Series
2006-8AR
Credit Suisse Series 2006-9 Washington
Mutual
WMALT 2006-
AR3
Bear Stearns Mortgage
Funding Series 2006-SL6
Morgan Stanley Mtg Loan Trust Series
2006-9AR
Credit Suisse HEAT Series
2006-1
Washington
Mutual
WMALT 2006-
AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg Loan Trust Series
2006-2
Credit Suisse HEAT Series
2006-3
Washington
Mutual
WMALT 2006-
AR5
C-BASS Series 2006-CB9 Morgan Stanley Mtg Loan Trust Series
2006-7
Credit Suisse HEAT Series
2006-4
Washington
Mutual
WMALT 2006-
AR6
Citigroup Commercial
Mortgage Trust Series
2006-C4
Morgan Stanley Mtg Loan Trust Series
2006-11
Credit Suisse HEAT Series
2006-5
Washington
Mutual
WMALT 2006-
AR7
Citigroup Commercial
Mortgage Trust Series
2006-C5
Morgan Stanley Mtg Loan Trust Series
2006-12XS
Credit Suisse HEAT Series
2006-6
Washington
Mutual
WMALT 2006-
AR8
CD 2006-CD3 Mortgage
Trust
Morgan Stanley Mtg Loan Trust Series
2006-13ARX
Credit Suisse HEAT Series
2006-7
Washington
Mutual
WMALT 2006-
AR9
COMM Series 2006-C8 Morgan Stanley Mtg Loan Trust Series
2006-15XS
Credit Suisse HEAT Series
2006-8
Washington
Mutual
WMALT 2006-
AR10
CSFB Commercial Mtg.
Trust Series 2006-C4
Morgan Stanley Mtg Loan Trust Series
2006-17XS
Lehman Mortgage Trust
Series 2006-1
Washington
Mutual
WMALT 2006-
1
First Franklin MLT Series
2006-FF18
Thornburg Mtg Securities Trust Series
2006-1
Lehman Mortgage Trust
Series 2006-4
Washington
Mutual
WMALT 2006-
2
Greenwich Capital Series
2006-GG7
Thornburg Mtg Securities Trust Series
2006-2
Lehman Mortgage Trust
Series 2006-5
Washington
Mutual
WMALT 2006-
3
GE Capital Comm Mtg.
Corp. Series 2006-C1
Thornburg Mtg Securities Trust Series
2006-3
Lehman Mortgage Trust
Series 2006-6
Washington
Mutual
WMALT 2006-
4
JP Morgan Series 2006-
CIBC14
Thornburg Mtg Securities Trust Series
2006-4
Lehman Mortgage Trust
Series 2006-7
Washington
Mutual
WMALT 2006-
5
JP Morgan Series 2006-
CIBC15
Thornburg Mtg Securities Trust Series
2006-5
Lehman Mortgage Trust
Series 2006-8
Washington
Mutual
WMALT 2006-
6
JP Morgan Series 2006-
CIBC17
Thornburg Mtg Securities Trust Series
2006-6
Lehman Mortgage Trust
Series 2006-9
Washington
Mutual
WMALT 2006-
7
JP Morgan Series 2006-
LDP7
ZUNI Trust Series 2006-OA1 Lehman XS Trust Series
2006-1
Washington
Mutual
WMALT 2006-
8
JP Morgan Series 2006-
LDP8
Lehman XS Trust Series
2006-3
Washington
Mutual
WMALT 2006-
9
Non-Specific
Transactions
Nominal Trustee Transactions
Custodian Only
Transactions
Paying Agent
Only
Transactions
Lehman XS Trust Series
2006-8
Lehman XS Trust Series
2006-5
Lehman XS Trust Series
2006-11
Lehman XS Trust Series
2006-7
Lehman XS Trust Series
2006-15
Lehman XS Trust Series
2006-9
Lehman XS Trust Series
2006-19
Lehman XS Trust Series
2006-10N
Lehman XS Trust Series
2006-20
Lehman XS Trust Series
2006-12
Lehman Mortgage Trust
Series 2006-2
Lehman XS Trust Series
2006-13
LB-UBS Comm. Mtge.
Trust Series 2006-C1
Lehman XS Trust Series
2006-17
LB-UBS Comm. Mtge.
Trust Series 2006-C3
Morgan Stanley Series
2006-HE1
LB-UBS Comm. Mtge.
Trust Series 2006-C4
Morgan Stanley Series
2006-HE2
LB-UBS Comm. Mtge.
Trust Series 2006-C6
Morgan Stanley Series
2006-HE3
LB-UBS Comm. Mtge.
Trust Series 2006-C7
Morgan Stanley Series
2006-HE4
Merrill Lynch Series 2006-
MLN1
Morgan Stanley Series
2006-HE5
Merrill Lynch Series 2006-
OPT1
Morgan Stanley Series
2006-HE6
Merrill Lynch Series 2006-
WMC2
Morgan Stanley Series
2006-HE7
Merrill Lynch Series 2006-
FF1
Morgan Stanley Series
2006-HE8
Merrill Lynch Countrywide
Series 2006-1
Morgan Stanley HEL Series
2006-1
Merrill Lynch Countrywide
Series 2006-2
NYMC Series 2006
Merrill Lynch Countrywide
Series 2006-3
SAIL 2006-1
Merrill Lynch Countrywide
Series 2006-4
SAIL 2006-2
Merrill Lynch Series 2006-
AHL1
SAIL 2006-3
Merrill Lynch Series 2006-
AR1
SAIL 2006-4
Merrill Lynch Series 2006- SARM 2006-1
FM1
Merrill Lynch Series 2006-
HE2
SARM 2006-2
Merrill Lynch Series 2006-
HE3
SARM 2006-3
Merrill Lynch Series 2006-
HE4
SARM 2006-4
Merrill Lynch Series 2006-
HE5
SARM 2006-5
Merrill Lynch Series 2006-
HE6
SARM 2006-6
Merrill Lynch Series 2006-
RM1
SARM 2006-7
Merrill Lynch Series 2006-
RM2
SARM 2006-8
Merrill Lynch Series 2006-
RM3
SARM 2006-9
Merrill Lynch Series 2006-
RM4
SARM 2006-10
Merrill Lynch Series 2006-
RM5
SARM 2006-11
Merrill Lynch Series 2006-
SD1
SARM 2006-12
Merrill Lynch Series 2006-
SL1
SASCO 2006-BC1
Merrill Lynch Series 2006-
SL2
SASCO 2006-BC2
Merrill Lynch Series 2006-
C1
SASCO 2006-BC3
Merrill Lynch Series 2006-
C2
SASCO 2006-BC4
Morgan Stanley Capital I
Series 2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I
Series 2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I
Series 2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I
Series 2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan
Trust Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan
Trust Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan
Trust Series 2006-14SL
Sequoia Alternative Loan
Trust Series 2006-1
OWNIT Mortgage Loan
Trust Series 2006-3
OWNIT Mortgage Loan
Trust Series 2006-4
Non-Specific
Transactions
Nominal Trustee Transactions
Custodian Only
Transactions
Paying Agent
Only
Transactions
OWNIT Mortgage Loan
Trust Series 2006-5
OWNIT Mortgage Loan
Trust Series 2006-6
OWNIT Mortgage Loan
Trust Series 2006-7
SACO I Trust Series 2006-
1
SACO I Trust Series 2006-
2
SACO I Trust Series 2006-
3
SACO I Trust Series 2006-
4
SACO I Trust Series 2006-
5
SACO I Trust Series 2006-
6
SACO I Trust Series 2006-
7
SACO I Trust Series 2006-
8
SACO I Trust Series 2006-
9
SACO I Trust Series 2006-
10
SACO I Trust Series 2006-
12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT
Series 2006-C24

b)
Management's Assertion of Compliance
Management of Select Portfolio Servicing, Inc., (the "Company") is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation
AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:
Platform Publicly-issued (i.e., transaction-level reporting initially required under the
Securities Exchange Act of 1934, as amended) residential mortgage-backed securities
(the "Platform").
Applicable Servicing Criteria: All servicing criteria set forth in 1122(d), to the extent required by the related transaction agreements, or required by the Item 1122(d) servicing criteria in regards to the activities performed by the Company, except for the following criteria: 1122(d)(1)(iii), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv),
1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iii) and 1122(d)(4)(xv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").
Period: Twelve months ended, December 31, 2006 (the "Period").
Third parties classified as vendors: With respect to servicing criteria 1 122(d)(2)(vii), 1
122(d)(4)(ix), 1122 (d)(4)(x), 1122(d) (4)(xi), 1 122(d)(4)(xii) and 1 122(d)(4)(xiii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the
SEC Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretatio n
17.06 for the vendors and related criteria.
With respect to the Platform, the Company's management provides the following assessment of compliance with respect to the Applicable Servicing Criteria:
1 The Company's management is responsible for assessing the Company's compliance with the Applicable Servicing Criteria as of and for the Period.
2 The Company's management has assessed compliance with the Applicable Servicing
Criteria, including servicing criteria for which compliance is determined based on
Interpretation 17.06 as
described above, as of arid for the Period. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of
Item 1122 of Regulation AB.
3 Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.
KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.
/s/ Matthew L. Hollingsworth
Matthew L. Hollingsworth
Chief Executive Officer
February 27, 2007

c)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934
U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in
Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;
2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.
U.S. BANK NATIONAL ASSOCIATION
/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

1 The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
Not Applicable

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
Not Applicable

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.